THE ADVISORS’ INNER CIRCLE FUND III (the “Trust”)

BNP Paribas AM Emerging Markets Total Return Fixed Income Fund

BNP Paribas AM U.S. Small Cap Equity Fund

BNP Paribas AM Emerging Markets Equity Fund

BNP Paribas AM Absolute Return Fixed Income Fund

BNP Paribas AM Global Inflation-Linked Bond Fund

BNP Paribas AM MBS Fund

BNP Paribas AM U.S. Inflation-Linked Bond Fund

(collectively, the “Funds”)

Supplement dated June 10, 2019 to the Prospectus and

Statement of Additional Information (“SAI”), each dated January 28, 2019

This supplement provides new and additional information beyond that contained in the Prospectus and SAI, and should be read in conjunction with the Prospectus and SAI.

The Board of Trustees of the Trust, at the recommendation of BNP Paribas Asset Management USA, Inc. (the “Adviser”), the investment adviser of the Funds, has approved a plan of liquidation providing for the liquidation of each Fund’s assets and the distribution of the net proceeds pro rata to the Fund’s shareholders. In connection therewith, each of the Funds is closed to new investments. The Funds are expected to cease operations and liquidate on or prior to July 10, 2019 (the “Liquidation Date”).

Prior to the Liquidation Date, shareholders of the Funds may redeem (sell) their shares in the manner described in the “How to Sell Your Fund Shares” section of the Prospectus. For those shareholders of a Fund that do not redeem (sell) their shares prior to the Liquidation Date, the Fund will distribute to each such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder’s interest in the net assets of the Fund as of the Liquidation Date.

In anticipation of the liquidation of the Funds, the Adviser may manage each Fund in a manner intended to facilitate its orderly liquidation, such as by holding cash or making investments in other highly-liquid assets. As a result, during this time, all or a portion of each Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

The liquidation distribution amounts will include any accrued income and capital gains, will be treated as a payment in exchange for shares, and generally will be a taxable event for shareholders investing through taxable accounts. You should consult your personal tax advisor concerning your particular tax situation. Shareholders remaining in a Fund on the Liquidation Date will not be charged any transaction fees by the Fund. The net asset value of each Fund on the Liquidation Date, however, will reflect costs of liquidating the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

BNP-SK-005-0100